UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 16, 2020

Commission File Number: 0-29923

Orbital Energy Group, Inc.

(Exact Name of registrant as specified in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1924 Aldine Western, Houston, Texas	77038
(Address of Principal Executive Offices)	(zip code)

(832) 467-1420

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OEG	Nasdaq Capital Market

Item 8.01     Other Events

Inability to timely file the amended 8-K to amend and restate Item 9.01 of the Original form 8-K to present certain audited financial statements of Reach Construction Group, LLC and unaudited pro forma financial statements of Orbital Energy Group, Inc. ("The Company") in connection with the Company's acquisition of Reach Construction Group, LLC due to circumstances related to COVID-19

On March 25, 2020, the U.S. Securities and Exchange Commission issued Release No 34-88465 (the “Order”) under Section 36 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), which superseded an order under Section 36 (Release No. 34-88318) of the Exchange Act, granting public companies with a 45-day extension to file certain disclosure reports that would otherwise have been due from March 1, 2020 through July 1, 2020. Among other conditions, companies must continue to convey through a current report a summary of why the relief is needed in their particular circumstances for each report that is delayed. Companies utilizing the extension on filing Exchange Act reports pursuant to the Order will be considered to have a due date 45 days after the filing deadline for the report.

On April 1, 2020, the Company entered into an equity purchase agreement to acquire the assets of Reach Construction Group, LLC, an industry-leading solar construction company and on April 6, 2020 the Company filed a Form 8-K announcing the acquisition. Regulation S-X Rule 3-05 requires financial statements of the acquired company and pro forma information described in Article 11 of Regulation S-X to be filed in an amended 8-K within 71 days of the initial due date of the original 8-K filing. Accordingly, the Company planned to file the amended 8-K by June 16, 2020. The Company’s operations, including Reach Construction Group, LLC, have experienced disruptions due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and the world. As a result, the Company, including its new acquisition, Reach Construction Group, LLC, has been following the recommendations of local health authorities to minimize exposure risk to COVID-19 for its team members for the past several months, which has included having team members work remotely. Working remotely has slowed work by Reach Construction Group personnel to complete required financial reports. Those internal delays have in turn delayed the audit work necessary to finalize the Rule 3-05 financial statements and Article 11 pro forma statements.

As such, the Company will be relying on the Order and will be making use of the 45-day grace period provided by the Order to delay filing of its amended 8-K report. The Company plans to file the amended 8-K by no later than July 31, 2020, which is 45 days after the original due date of its amended 8-K.

Following is the risk factor addressing the Company's risks associated with the COVID-19 pandemic:

The novel coronavirus outbreak, or other similar pandemic, epidemic or outbreak of infectious disease, could adversely impact our business, financial condition and results of operations and acquisitions.

In January 2020, the World Health Organization declared the novel coronavirus outbreak originating in Wuhan, China to be a public health emergency, prompting precautionary government-imposed travel restrictions and temporary closures of business operations, and in March 2020, the outbreak was declared to be a pandemic. Certain of our suppliers and the manufacturers of certain of our products may be adversely impacted by the novel coronavirus outbreak. As a result, we may face delays or difficulty sourcing products and services, which could negatively affect our business and financial results. Even if we are able to find alternate sources for such products and services, they may cost more, which could adversely impact our results of operations and financial condition. If we temporarily close our locations for periods of time or if our partners temporarily close, demand for our products and services may be reduced, and our revenues, results of operations and financial condition could be materially adversely affected.

At this time, there is significant uncertainty relating to the potential effect of the novel coronavirus on our business. Infections have become more widespread, which may worsen the supply shortage or force us to restrict our operations. In addition, due to the further spread of the outbreak where we have corporate offices, we have implemented various measures including remote working solutions, reduced hours, adjusted shifts, and have placed various restrictions on access to our offices, which could negatively impact productivity, particularly if we restrict access to our offices for a longer period of time. Any of these occurrences may have a negative impact on our business, financial condition or results of operations.

A significant outbreak of COVID-19 and other infectious diseases could result in a widespread health crisis that could adversely affect the economies and financial markets worldwide, and the business of any potential target business with which we consummate a business combination could be materially and adversely affected. Furthermore, we may be unable to complete a business combination if continued concerns relating to COVID-19 restrict travel, limit the ability to have meetings with potential investors or the target company’s personnel, vendors and services providers are unavailable to negotiate and consummate a transaction in a timely manner. The extent to which COVID-19 impacts our search for future business combinations will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. If the disruptions posed by COVID-19 or other matters of global concern continue for an extended period of time, our ability to consummate business combinations, or the operations of a target business with which we ultimately consummate a business combination, may be materially adversely affected.

Important Cautions Regarding Forward Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are subject to risks and uncertainties that could cause actual results to vary materially from those projected in the forward-looking statements. The Company may experience significant fluctuations in future operating results due to a number of economic, competitive, and other factors, including, among other things, our reliance on third-party manufacturers and suppliers, government agency budgetary and political constraints, new or increased competition, changes in market demand, and the performance or reliability of our products. These factors and others could cause operating results to vary significantly from those in prior periods, and those projected in forward-looking statements. Additional information regarding these and other factors, which could materially affect the Company and its operations, are included in certain forms the Company has filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 16th day of June 2020.

Orbital Energy Group, Inc.

(Registrant)

By:	/s/ Daniel N. Ford
Daniel N. Ford
Chief Financial Officer